UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 20, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 20, 2020, Success Entertainment Group International Inc. (“SEGN” or the “Borrower”) issued a convertible promissory note in favor of Adar Alef, LLC (“Holder”), a New York limited liability company, in the principal sum of One Hundred Twelve Thousand Dollars (U.S. $112,000.00). The note carries a guaranteed interest rate of 6% (the “Interest Rate”) per annum from July 20, 2020 (the “Issue Date”), matures on July 20, 2021 (the “Maturity Date”), and is subject to pre-payment penalties. The note can be converted, in whole or in part, any amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) for each share of Common Stock equal to $0.07 per share

Interest outstanding after the six (“6”) month anniversary of this Note, shall be paid by the Company in Common Stock (“Interest Shares”). Holder may, at any time after the six (“6”) month anniversary of this Note, send in a Notice of Conversion to the the Company for Interest Shares based on the formula provided in Section 4(a) to the Note. The dollar amount converted into Interest Shares shall all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

Interest on any unpaid principal balance of this Note shall be paid at the rate of 6% per annum. Interest outstanding after the six month anniversary of this Note, shall be paid by the Company in Common Stock (“Interest Shares”). Holder may, at any time after the six month anniversary of this Note, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

The Notes may be prepaid with the following penalties:

PREPAY DATE	PREPAY AMOUNT
≤ 60 days	105% of principal plus accrued interest
61- 90 days	110% of principal plus accrued interest
91-120 days	115% of principal plus accrued interest
121-150 days	120% of principal plus accrued interest
151-180 days	125% of principal plus accrued interest
180-210 days	130% of principal plus accrued interest

This Note may not be prepaid after the 210th day. Such redemption must be closed and funded within 3 days of giving notice of redemption or the right to redeem shall be null and void. Any partial prepayments will be made in accordance with the formula set forth in the chart above with respect to principal, premium and interest. The Company shall make the following amortization payments under the Note, which shall be made free of any prepayment penalty:

Amortization Payment Date	Payment Amount
Day 150 following issuance	$24,640
Day 180 following issuance	$24,640
Day 210 following issuance	$24,640
Day 240 following issuance	$24,640
Day 270 following issuance	$24,640

In the event the Company fails to make any of the amortization payments set forth above, it shall be considered an Event of Default under the Note the Conversion price shall be equal to 65% of the lowest closing price of the Common Stock as reported on the National Quotations OTC market exchange which the Company’s shares are traded or exchange upon which the Common Stock may be traded in the future (“Exchange”), for the seven prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within three (“3”) business days, the Notice of Conversion may be rescinded.

In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 55% instead of 65% while that “Chill” is in effect. In no event shall the Holder be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would exceed 4.99% of the outstanding shares of Common Stock of the Company (which may be increased up to 9.9% upon 60 days’ prior written notice by the Investor). The conversion discount, look back period and other terms will be adjusted on a ratchet basis if the Company offers a more favorable conversion discount, interest rate, (whether through a straight discount or in combination with an original issue discount), look back period or other more favorable term to another party while this note is in effect.

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On July 20, 2020, SEGN entered into a Securities Purchase Agreement (the “Agreement”) with Adar Alef LLC (the “Purchaser”), a New York limited liability company, pursuant to which the Company agreed to issue and sell to the Purchaser, and the Purchaser agreed to purchase from the Company common stock in the aggregate principal amount of $112,000.00 (together with any note(s) issued in replacement thereof, the “Note”), convertible into shares of common stock, of the Company (the “Common Stock”), upon the terms and subject to a discount of $12,000.00 such that the purchase price shall be $100,000.00.

The July 20, 2020 note and the July 20, 2020 securities purchase agreement are attached to this Current Report on Form 8-K as exhibits 4.1 and 4.2, respectively and incorporated herein by reference. The disclosure set forth in this Section 2.03 is intended to be a summary only and is qualified in its entirety by reference to exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 2.03 are incorporated into this Item 3.02 by reference.

The issuance of the convertible promissory note was made in reliance on exemption from registration pursuant to Section 4(2) of Securities Act of 1933, as amended, on the basis that the Registrant had a pre-existing relationship with the investor and there was not public offering.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Convertible promissory note in favor of Adar Alef, LLC, dated July 20, 2020
4.2	Securities purchase agreement in favor of Adar Alef, LLC, dated July 20, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2020	By:	/s/ William Robinson
William Robinson
CEO, Secretary, and Director

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